Exhibit 99.1

DocGo Appoints Healthcare Visionary Dr. Stephen K. Klasko as Chair of the Board

NEW YORK, September 30, 2024 – DocGo Inc. (Nasdaq: DCGO) (“DocGo” or the “Company”), a leading provider of technology-enabled mobile health services, today announced the appointment of Stephen K. Klasko, M.D., M.B.A as the new independent, non-executive Chair of its Board of Directors, effective October 1, 2024.

Dr. Klasko has an extensive background in leadership roles within healthcare, higher education and medical industry innovation, including an eight-year tenure as the President of Thomas Jefferson University and the CEO of Jefferson Health where he oversaw its expansion to 18 hospitals and over 35,000 employees. Prior to that, he was CEO of USF Health and Dean of the Morsani College of Medicine at the University of South Florida, and he also served as Dean of Drexel University College of Medicine. Dr. Klasko will fill the board vacancy created by the resignation of DocGo’s outgoing Chair of the Board, Steven Katz.

Dr. Klasko currently serves as a Special Advisor at leading venture capital firm General Catalyst, and as Chief Medical Officer of Abundant Venture Partners. He has sat on the board of directors of Teleflex Incorporated since 2008 where he served on the audit committee and is currently chair of the governance committee and independent Lead Director. His track record of success has earned him accolades over the past several years including Modern Healthcare’s #2 “Most Influential Person in Healthcare” in 2018, one of Fast Company’s “100 Most Creative People in Business 2018”; Ernst & Young’s “Greater Philadelphia Entrepreneur of the Year 2018”; and Becker's Healthcare Review's “Great Leaders in Healthcare” in 2022, 2023 and 2024.

Dr. Klasko has authored several books including UnHealthcare: A Manifesto for Health Assurance with Hemant Taneja, CEO of General Catalyst, which outlines his passion for “healthcare at any address” and actualizing population health. Dr. Klasko was first introduced to DocGo when Jefferson Health formed a joint venture with DocGo’s Ambulnz division, which grew to provide medical transportation services to Jefferson’s eleven hospital locations and is now the largest provider of medical transportation in the Philadelphia market.

"It is imperative that we transform population health, personalized medicine and social determinants from philosophy to the mainstream of clinical care and payment models," said Dr. Klasko. "I’ve been impressed with DocGo’s vision for mobile health, excited by CEO Lee Bienstock’s entrepreneurial spirit and his vision for DocGo’s leadership in the proactive healthcare revolution. I look forward to partnering with Lee and the DocGo Board to oversee creation of solutions that help improve patient outcomes, make healthcare more affordable and accessible, and deliver on the promise of healthcare at any address."

As non-executive Chair of the Board, Dr. Klasko will assist Mr. Bienstock and the rest of the DocGo Board in steering the company’s efforts to transform healthcare delivery through its mobile health initiatives and value-based care strategies.

"Dr. Klasko’s appointment comes at an exciting time for DocGo as we are well-positioned to accelerate our growth and expand our impact in the healthcare space," said Lee Bienstock, CEO of DocGo. "His strategic insight and proven track record in delivering innovation at scale will be invaluable to the Board as we continue to launch new programs and optimize our value-based care model. I look forward to partnering closely with him and all of our dedicated Board members to drive long-term value for our stakeholders."

Additionally, DocGo CEO Lee Bienstock expressed his gratitude to outgoing Chair Steven Katz, who resigned from the DocGo Board on September 25, 2024, effective as of October 1, 2024: "On behalf of the entire DocGo team, I want to thank Steve for his leadership and dedication as a director, Lead Independent Director, and most recently, Chair of the Board. His guidance was instrumental in helping us navigate through a period of rapid growth and transformation. We are pleased that Steve will remain with DocGo as a consultant to the Company and its Board through the end of the year, to help ensure a smooth transition period."

“DocGo continues to evolve and innovate how healthcare is delivered, and the Company’s rapid growth is a testament to the strength of their approach,” said Steven Katz, outgoing Chair. “I look forward to providing guidance as a consultant to the Company and the Board, and wish the company continued growth and success.”

About DocGo

DocGo is leading the proactive healthcare revolution with an innovative care delivery platform that includes mobile health services, remote patient monitoring and ambulance services. DocGo is helping to reshape the traditional four-wall healthcare system by providing high quality, highly accessible care to patients where and when they need it. DocGo’s proprietary technology and relationships with dedicated field staff of certified health professionals elevate the quality of patient care and drive business efficiencies for facilities, hospital networks and health insurance providers. With Mobile Health, DocGo empowers the full promise and potential of telehealth by facilitating healthcare treatment, in tandem with a remote physician, in the comfort of a patient’s home or workplace. Together with DocGo’s integrated Ambulnz medical transport services, DocGo is bridging the gap between physical and virtual care. For more information, please visit www.docgo.com. To get an inside look on how the proactive healthcare revolution is helping transform healthcare by reducing costs, increasing efficiency and improving outcomes, visit www.proactivecarenow.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the Company’s Board leadership changes as well as the plans, strategies, outcomes, and prospects, both business and financial, of the Company, including its mobile health and value-based care initiatives. These statements are based on the beliefs and assumptions of the Company’s management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, outcomes, results or expectations. Accordingly, you should not place undue reliance on such statements. All statements other than statements of historical fact are forward-looking. In some cases, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “design,” “potential,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or the negative of these terms or similar expressions. Forward-looking statements are inherently subject to substantial risks, uncertainties and assumptions, many of which are beyond the Company’s control, and which may cause the Company’s actual results or outcomes, or the timing of results or outcomes, to differ materially from those contained in the Company’s forward-looking statements, including, but not limited to the following: the Company’s Board leadership changes; the Company’s ability to successfully implement its business strategy, including its mobile health and value-based care initiatives; the Company’s reliance on and ability to maintain its contractual relationships with its healthcare provider partners and clients; the Company’s ability to compete effectively in a highly competitive industry; the Company’s ability to maintain existing contracts; the Company’s reliance on government contracts; the Company’s ability to effectively manage its growth; the Company’s financial performance and future prospects; the Company’s ability to deliver on its business strategies or models, plans and goals; the Company’s ability to expand geographically; the Company’s competitive position and opportunities, including its ability to realize the benefits from its operating model; and other risk factors included in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements made in this press release are based on events or circumstances as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as and to the extent required by law.

Contacts

Media:
Tommy Meara
Moxie Strategies
718-309-3506
tommy@moxiestrategies.com

Investors:
Mike Cole
DocGo
949-444-1341
mike.cole@docgo.com
ir@docgo.com